UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2016

PENN NATIONAL GAMING, INC.

Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

610-373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On February 24, 2016, Penn National Gaming, Inc. (the “Company”) issued a press release providing an update with respect to its pending restatement and the anticipated timing of filing of its restated financial statements, as well as its Annual Report on Form 10-K for the year ended December 31, 2015.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1

Press Release dated February 24, 2016 of Penn National Gaming, Inc. providing an update with respect to its pending restatement and the anticipated timing of filing of its restated financial statements, as well as its Annual Report on Form 10-K for the year ended December 31, 2015.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 24, 2016	PENN NATIONAL GAMING, INC.

	By:	/s/ Saul V. Reibstein
	Name:	Saul V. Reibstein
	Title:	Executive Vice President, Finance
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1

Press Release dated February 24, 2016 of Penn National Gaming, Inc. providing an update with respect to its pending restatement and the anticipated timing of filing of its restated financial statements, as well as its Annual Report on Form 10-K for the year ended December 31, 2015.